united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

BTS TACTICAL FIXED INCOME VIT FUND
Semi-Annual Report
June 30, 2020

1-877-BTS-9820
(1-877-287-9820)

www.btsfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income VIT Fund (the “Fund”) and take a moment to review developments related to the Fund, including strategies we’ve employed, recent returns and our vision for the remainder of this most unforgettable year 2020.

Performance Discussion

The Fund (Class 2) generated a 2.30% return for its investors as of June 30, 2020. The Fund’s positive performance Year-To-Date came despite increased volatility in both fixed income and equity markets, sparked as a result of the COVID-19 pandemic. During the course of this volatility, the Fund was able to make a series of risk-on and risk-off moves in an attempt to manage downside risk and generate a positive return, specifically utilizing both high yield and U.S. government bonds as the BTS Investment Models dictated.

The Fund did underperform its Benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Benchmark”), which returned 6.14%. That said, the Benchmark is an index representing broad-based U.S. investment grade fixed income securities, which were propped up from April through June 30th by the Fed’s unprecedented response to the pandemic, namely their stimulus of purchasing large amounts of corporate bonds.

While the Fund has underperformed, we believe the Fund may be better positioned for the remainder of 2020 to achieve positive risk-adjusted returns than traditional buy and hold corporate bond investors representing the benchmark.

Indeed, one piece that supported the markets from early stages of this recession was the speed and size of monetary support the Fed and Treasury deployed to back-stop the economy. The Federal Reserve decision to buy corporate bonds, for example, put a bid on the markets much like corporate buy-backs pushed stocks higher over the last few years. We believe this created the risk of wider spreads and lower yields, as many sectors and companies that comprise the benchmark may ultimately be downgraded, leading to adjustments in risk, and so wider spreads.

Stated differently, outperformance has discounted a full “V shaped recovery,” with liquidity as the Fed has stepped in; however, the low yield spread we see suggests low risk to corporate ratings, and we think this is an over-shoot.

Moreover, we think that, with the dollar in a general down trend, duration risk is high, as a weak dollar tends to require higher yield in general to attract a bid from foreign flows. This also affects investment grade and the general benchmark corporate bonds.

If we can get consumption and, therefore, cash flows back into these corporations, then this could be a great opportunity. If consumption does not occur, then we are creating easy debt issuances for Zombie Companies.

While the Fund underperformed during the first half of 2020, it still met its investment objective by adhering to its core principal of managing downside risk and taking risk-off positions as models dictated and the general markets experienced significant drawdown.

Outlook Discussion

With economic data expected to come in weak for the foreseeable future, investors may look to pause on additional risk placement. We have now almost returned to break even on the major indices. This could be concerning to many as we are currently nowhere near the economic strength that we had at the beginning of the year. As an example, using their GDPNow forecasting tool, the Atlanta Federal Reserve on June 1st estimated Q2 GDP at -52.8. There are also strong indications that layoffs will continue. It remains to be seen if consumption can come back quick enough to create a floor for such a quick V shaped recovery.

With unemployment at levels not seen since the Great Depression, a test of the lows in risk assets is still possible, especially if the economy is reopened and we see a second wave of COVID-19 cases that results in a reinstatement of business shutdowns (further unemployment) and stay at home orders.

Strategy

While there have been many positive developments for risk assets, we are cautiously optimistic about the months ahead and will continue to maintain a focus on capital preservation and proper risk controls for the Fund.

We believe it is crucial to try and take advantage of Bear-Market rallies, as they traditionally have the potential to turn into the eventual Bull-Market expansion. These initial rallies can add return to an investor’s portfolio, but risk mitigation strategies should not be ignored. If the markets see another sell off, then BTS will look to position Fund assets to safety.

The damage to consumption due to the COVID-19 virus and other geopolitical events may be greater than the stock market expects. Prolonged weakness in consumption would devastate the economy, so we believe a navigation of risk assets in the coming months through risk management strategies and higher cash positioning will prove to be paramount.

Current Risk

This year will continue to test the strength of the markets as we continue to navigate the pandemic. Many small and mid-sized business owners will take stock and may re-evaluate new risks to their businesses. Spending usually is slow during the 1st stage of economic recovery as companies try to build up cash to defend against subsequent pullbacks. In the end, we understand that will likely have to contend with the potential of a very volatile fall. Without a vaccine, the fear of re-emergence of the virus will play heavily on investment. This virus will also run headfirst into what very well may be one of the uglier presidential elections in modern history.

Conclusion

In our experience and opinion, taking a measured, unemotional approach to markets during periods of uncertainty like this has the potential to help the Fund perform better over the long-term. Stated differently, we believe, especially after almost four decades of practical research, that we would rather miss a short term upside rally than experience a sudden downside swing. It is who we are, and it is who we will continue to be, unapologetically, for investors that share in our common beliefs and entrust us with their hard earned assets.

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Tactical Fixed Income VIT Fund, and please stay safe during the remainder of 2020!

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

7083-NLD-8/10/2020

BTS Tactical Fixed Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmark:

			Annualized	Annualized
	Six Months	One Year	Five Year	Since Inception **
BTS Tactical Fixed Income VIT Fund - Class 1	2.47%	3.15%	2.76%	1.65%
BTS Tactical Fixed Income VIT Fund - Class 2	2.30%	2.02%	2.24%	1.37%
Bloomberg Barclays U.S. Aggregate Bond Index***	6.14%	8.74%	4.30%	3.38%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total gross operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2020 are 1.76% and 2.26% for Class 1 and Class 2 shares, respectively. For performance information current to the most recent month-end, please call 1-877-287-9820.

**	Inception date is April 29, 2013.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. dollars. The index was formerly known as the Barclays Capital U.S. Aggregate Bond Index and is still commonly referred to as such. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2020

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	50.2%
U.S. Government Obligations	33.2%
Money Market Funds	16.9%
Liabilities in Excess of Other Assets	(0.3)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

BTS Tactical Fixed Income VIT Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 50.2%
	DEBT FUNDS - 50.2%
25,349	iShares 7-10 Year Treasury Bond ETF	$3,089,283
37,546	iShares 20+ Year Treasury Bond ETF	6,154,916
65,592	SPDR Portfolio Long Term Treasury ETF	3,076,921
23,127	VanEck Vectors High-Yield Municipal Index ETF	1,370,968
	TOTAL EXCHANGE TRADED FUNDS (Cost $13,647,187)	13,692,088

	SHORT-TERM INVESTMENTS - 16.9%
	MONEY MARKET FUNDS - 16.9%
2,250,150	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.06% *	2,250,150
174	Dreyfus Cash Management - Institutional Class, 0.32% *	174
2	Dreyfus Government Cash Management - Institutional Class, 0.09% *	2
92	Federated Hermes Government Obligations Fund - Institutional Class, 0.07% *	92
2,365,942	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 0.06% *	2,365,942
98	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 0.15% *	98
5	Morgan Stanley Institutional Liquidity Fund - Prime Portfolio - Institutional Class, 0.41% *	5
	TOTAL MONEY MARKET FUNDS (Cost $4,616,463)	4,616,463

	U.S. GOVERNMENT OBLIGATIONS - 33.2%
1,037,500	United States Treasury Note, 0.250% due 6/25/2023	1,039,770
7,994,000	United States Treasury Note, 0.500% due 6/30/2027	8,001,494
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $9,041,340)	9,041,264

	TOTAL INVESTMENTS - 100.3% (Cost $27,304,990)	$27,349,815
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(77,583)
	NET ASSETS - 100.0%	$27,272,232

ETF - Exchange Traded Fund

SPDR - Standard and Poor’s Depositary Receipt

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

ASSETS
Investment securities:
At cost	$27,304,990
At value	$27,349,815
Receivable for securities sold	6,186,665
Dividends and Interest receivable	401
Receivable for Fund shares sold	8,114
TOTAL ASSETS	33,544,995

LIABILITIES
Payable for securities purchased	6,187,949
Payable for Fund shares repurchased	32,602
Investment advisory fees payable	19,022
Distribution (12b-1) fees payable	11,189
Payable to related parties	6,365
Accrued expenses and other liabilities	15,636
TOTAL LIABILITIES	6,272,763
NET ASSETS	$27,272,232

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$29,061,246
Accumulated losses	(1,789,014)
NET ASSETS	$27,272,232

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$11
Shares of beneficial interest outstanding	1
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$9.56	(a)

Class 2 Shares:
Net Assets	$27,272,221
Shares of beneficial interest outstanding	2,924,518
Net asset value, offering and redemption price per share (Net assets/Shares of beneficial interest)	$9.33

(a)	NAV does not recalculate due to rounding of net assets and shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME
Dividends	$125,371
Interest	57,151
Securities lending income	2,066
TOTAL INVESTMENT INCOME	184,588

EXPENSES
Investment advisory fees	111,955
Distribution (12b-1) fees:
Class 2	65,856
Professional fees	19,020
Transfer agent fees	15,415
Administrative services fees	14,192
Accounting services fees	12,531
Compliance officer fees	10,940
Trustees’ fees and expenses	6,215
Printing and postage expenses	3,729
Custodian fees	2,486
Insurance expense	249
Other expenses	1,243
TOTAL EXPENSES	263,831

NET INVESTMENT LOSS	(79,243)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	482,010
Net change in unrealized appreciation on investments	43,777
NET REALIZED GAIN ON INVESTMENTS	525,787

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$446,544

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(79,243)	$615,216
Net realized gain from investments	482,010	210,498
Net change in unrealized appreciation on investments	43,777	1,048
Net increase in net assets resulting from operations	446,544	826,762

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class 1	—	(0	) (a)
Class 2	—	(891,930)
Net decrease in net assets from distributions to shareholders	—	(891,930)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	28,760,182	6,284,621
Reinvestment of dividends and distributions to shareholders:
Class 1	—	0	(a)
Class 2	—	891,929
Payments for shares redeemed:
Class 2	(22,368,641)	(17,305,602)
Net increase (decrease) in net assets from shares of beneficial interest	6,391,541	(10,129,052)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,838,085	(10,194,220)

NET ASSETS
Beginning of Period	20,434,147	30,628,367
End of Period	$27,272,232	$20,434,147

SHARE ACTIVITY
Class 1:
Share Reinvested	—	0	(b)
Net increase in shares of beneficial interest outstanding	—	0	(b)

Class 2:
Shares Sold	3,085,539	667,588
Shares Reinvested	—	98,774
Shares Redeemed	(2,401,363)	(1,834,589)
Net increase (decrease) in shares of beneficial interest outstanding	684,176	(1,068,227)

(a)	Amount is less than $0.50.

(b)	Amount is less than 0.50 shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 1
	For the
	Six Months Ended		For the	For the	For the	For the	For the
	June 30, 2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of period	$9.33		$9.45	$10.36	$10.74	$9.49	$9.83
Activity from investment operations:
Net investment income (1)	0.04		0.28	0.18	0.28	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.19		0.01	(0.58)	0.06	1.08	(0.50)
Total from investment operations	0.23		0.29	(0.40)	0.34	1.25	(0.34)
Less distributions from:
Net investment income	—		(0.41)	(0.36)	(0.25)	—	—
Net realized gains	—		—	(0.15)	(0.47)	—	—
Total distributions	—		(0.41)	(0.51)	(0.72)	—	—
Net asset value, end of period	$9.56		$9.33	$9.45	$10.36	$10.74	$9.49
Total return (2)	2.47	% (3)	3.12%	(4.00)%	3.17%	13.17%	(3.46)%
Net assets, end of period	$11		$11	$11	$11	$11	$10
Ratio of gross expenses to average net assets before waiver/recapture (4,5)	1.49	% (6)	1.38%	1.26%	1.30%	1.30%	1.51%
Ratio of net expenses to average net assets after waiver/recapture (4)	1.49	% (6)	1.38%	1.26%	1.30%	1.30%	1.64%
Ratio of net investment income (loss) to average net assets (4,7)	(1.10	)% (6)	3.13%	2.93%	2.92%	3.20%	0.54%
Portfolio Turnover Rate	1116	% (3)	501%	300%	28%	289%	627%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(3)	Not annualized.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor and/or administrator.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 2
	For the
	Six Months Ended		For the	For the	For the	For the		For the
	June 30, 2020		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	(Unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015

Net asset value, beginning of period	$9.12		$9.26	$10.34	$10.74	$9.49		$9.83
Activity from investment operations:
Net investment income (loss) (1)	(0.03)		0.24	0.24	0.27	0.28		0.00 (2)
Net realized and unrealized gain (loss) on investments	0.24		0.03	(0.87)	0.05	0.97		(0.32)
Total from investment operations	0.21		0.27	(0.63)	0.32	1.25		(0.32)
Less distributions from:
Net investment income	—		(0.41)	(0.30)	(0.25)	(0.00	) (2)	(0.02)
Net realized gains	—		—	(0.15)	(0.47)	—		—
Total distributions	—		(0.41)	(0.45)	(0.72)	(0.00	) (2)	(0.02)
Net asset value, end of period	$9.33		$9.12	$9.26	$10.34	$10.74		$9.49
Total return (3)	2.30	% (4)	2.95%	(6.17)%	2.97%	13.19%		(3.21)%
Net assets, end of period (000s)	$27,272		$20,434	$30,628	$40,672	$36,697		$18,824
Ratio of gross expenses to average net assets before waiver/recapture (5,6)	1.99	% (7)	1.88%	1.76%	1.80%	1.80%		2.01%
Ratio of net expenses to average net assets after waiver/recapture (5)	1.99	% (7)	1.88%	1.76%	1.80%	1.80%		2.14%
Ratio of net investment income (loss) to average net assets (5,8)	(0.60	)% (7)	2.52%	2.43%	2.42%	2.70%		0.04%
Portfolio Turnover Rate	1116	% (4)	501%	300%	28%	289%		627%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Less than $0.005.

(3)	Total returns shown are historical in nature and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor and/or administrator.

(7)	Annualized.

(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2020

1.	ORGANIZATION

The BTS Tactical Fixed Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek total return.

The Fund commenced operations on April 29, 2013. The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and Class 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii)

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,692,088	$—	$—	$13,692,088
Money Market Funds	4,616,463	—	—	4,616,463
U.S. Government Obligations	—	9,041,264	—	9,041,264
Total	$18,308,551	$9,041,264	$—	$27,349,815

The Fund did not hold any Level 3 securities during the period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. The “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, and Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits can exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund (see additional information at Note 7).

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $228,292,283 and $225,826,459, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the six months ended June 30, 2020, the Advisor earned advisory fees of $111,955.

The Advisor has contractually agreed to waive its management fees and to make payments to limit Portfolio expenses, until April 30, 2021 so that the total annual operating expenses excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) of the Portfolio do not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Advisor. During the six months ended June 30, 2020 the Advisor did not waive any fees. As of June 30, 2020 there are no previously waived fees available for recapture.

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the six months ended June 30, 2020, the Fund incurred distribution fees under the Plan of $65,856 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares and is an affiliate of GFS. For the six months ended June 30, 2020, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS, and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$27,304,990	$66,649	$(21,824)	$44,825

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$891,930	$1,151,613
Long-Term Capital Gain	—	276,184
Return of Capital	—	—
	$891,930	$1,427,797

BTS Tactical Fixed Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

As of December 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$615,057	$—	$—	$(2,851,663)	$—	$1,048	$(2,235,558)

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$2,851,663	$—	$2,851,663	$210,498

7.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. As of June 30, 2020, the Fund did not have any securities out on loan. During the six months ended June 30, 2020, the Fund earned $2,066 in securities lending income.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, Nationwide Life Insurance Co. and Jefferson National Life Insurance Co. held approximately 70.2% and 29.8% of the voting securities for the benefit of others.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

BTS Tactical Fixed Income VIT Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” expenses lines in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expense Paid During Period 1/1/20 – 6/30/20*
Class 1	1.49%	$1,000.00	$1,024.70	$7.50
Class 2	1.99%	$1,000.00	$1,023.00	$10.04
Hypothetical (5% return before expenses)	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expense Paid During Period 1/1/20 – 6/30/20*
Class 1	1.49%	$1,000.00	$1,017.45	$7.47
Class 2	1.99%	$1,000.00	$1,015.01	$10.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 48022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/3/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 9/3/20